Subsequent Events	12 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

20.  Subsequent Events

On 6 May 2015, the Company entered into a conditional sale agreement to sell its Australian fiber reinforced concrete pipes business (“Australian Pipes Business”). At the date of this annual report, the sale is still subject to the satisfactory completion of various contract conditions, but is expected to close in the first half of fiscal year 2016. The Company does not consider the disposition of the pipes business as a material divestiture or a strategic shift in the nature of its operations. The assets and liabilities of the Australian Pipes Business were classified as assets held for sale within Prepaid expenses and other current assets at 31 March 2015 and 2014.